UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2020

PACKAGING CORPORATION OF AMERICA

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15399	36-4277050
(Commission File Number)	(IRS Employer Identification No.)

1 North Field Court, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

(847) 482-3000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PKG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On December 10 2020, the Board of Directors (the “Board”) of Packaging Corporation of America (the “Company”) approved an amendment and restatement of the by-laws of the Company (the “Amended Bylaws”), effective as of such date.

The Amended Bylaws provide for “proxy access,” which allows a stockholder, or a group of up to 20 stockholders, owning at least three percent of the Company’s outstanding stock continuously for at least three years, to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two directors or 20% of the Board, provided that the stockholders and nominees satisfy the requirements specified in the Amended Bylaws.

In addition, the Amended Bylaws, among other matters, (1) revise procedures and disclosure requirements for the nomination of directors (outside of proxy access) and the submission of proposals for consideration at annual meetings of stockholders, (2) provide that the chairman of a stockholder meeting may adjourn any such meeting whether or not there is a quorum present, (3) clarify the power of the chairman of a stockholder meeting with respect to the conduct of such meeting, and (4) reflect certain administrative, modernizing, clarifying, and conforming changes.

The foregoing description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits

3.1	Amended and Restated By-laws of Packaging Corporation of America, dated as of December 10, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

Date: December 14, 2020	By:	/s/ Kent A. Pflederer
	Name:	Kent A. Pflederer
	Title:	Senior Vice President, General Counsel and Secretary